UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  December 20, 2004
(Date of earliest event reported)


                       Banc of America Funding Corporation
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             (Exact name of registrant as specified in its charter)

      Delaware                         333-109285                 56-1930085
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(State or other jurisdiction      (Commission File No.)         (IRS Employer
of incorporation)                                            Identification No.)

214 North Tryon Street
Charlotte, North Carolina                               21703
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Address of principal executive offices                (Zip Code)


Registrant's Telephone Number, including area code  (704) 386-2400
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      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  Other Events
            ------------

            On December 20, 2004, Banc of America Funding Corporation (the "Registrant") amended the Pooling and Servicing Agreement, dated August 27, 2004, among the Registrant, as depositor, Bank of America, N.A., as servicer, Wells Fargo Bank, N.A., as a servicer and as securities administrator, and Wachovia Bank, National Association, as trustee, relating to the Registrant's Mortgage Pass-Through Certificates, Series 2004-A. A copy of the amendment is filed as an exhibit hereto.


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ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
     Ex. 4                                      Amendment No. 1, dated
                                                December 20, 2004, to Pooling
                                                and Servicing Agreement,
                                                dated August 27, 2004, among
                                                Banc of America Funding
                                                Corporation, Bank of America,
                                                N.A., Wells Fargo Bank, N.A.
                                                and Wachovia Bank, National
                                                Association.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANC OF AMERICA FUNDING CORPORATION


December 20, 2004

                                   By:    /s/ Scott Evans
                                          ------------------------------------
                                   Name:      Scott Evans
                                   Title:     Senior Vice President


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                                INDEX TO EXHIBITS
                                -----------------



                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (EX-4)         Amendment No. 1, dated December 20,              E
                  2004, to the Pooling and Servicing
                  Agreement, dated August 27, 2004,
                  among Banc of America Funding
                  Corporation, Bank of America, N.A.,
                  Wells Fargo Bank, N.A. and Wachovia
                  Bank, National Association.